INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14 — INCOME TAXES

For federal income tax purposes, distributions to stockholders are characterized as ordinary dividends, capital gain distributions, or nondividend distributions. Nondividend distributions will reduce U.S stockholders’ basis (but not below zero) in their shares.

The following table shows the character of the distributions the Company paid on a percentage basis for the years ended December 31, 2019, 2018 and 2017:

	Year Ended December 31,
Character of Distributions:	2019	2018	2017
Ordinary dividends	39%	52%	51%
Nondividend distributions	7%	48%	42%
Capital gain distributions	54%	—%	7%

Total	100%	100%	100%

During the years ended December 31, 2019, 2018 and 2017, the Company incurred state and local income and franchise taxes of $1.5 million, $1.4 million, and $1.6 million, respectively, which were recorded in general and administrative expenses in the consolidated statements of operations.

The Company had no unrecognized tax benefits as of or during the years ended December 31, 2019 and 2018. Any interest and penalties related to unrecognized tax benefits would be recognized within the provision for income taxes in the accompanying consolidated statements of operations. The Company files income tax returns in the U.S. federal jurisdiction, as well as various state jurisdictions, and is subject to routine examinations by the respective tax authorities.